Frontier Communications
to Acquire Verizon Wireline Operations
in California, Florida and Texas
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February 5, 2015
Increasing Scale and Driving Shareholder Value
Exhibit 99.2

Safe Harbor Statement

Forward-Looking Statements
This report contains “forward-looking statements,” statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.”  Forward-
looking statements by their nature address matters that are, to different degrees, uncertain.  Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include:  risks related to the pending acquisition of properties from Verizon, including our ability to complete the acquisition of such operations, our ability to successfully integrate operations, our ability to realize anticipated cost savings, sufficiency of the assets to be acquired from
Verizon, our ability to migrate Verizon’s operations from Verizon owned and operated systems and processes to our owned and operated systems and processes successfully, failure to enter into or obtain, or delays in entering into or obtaining, certain agreements and consents necessary to operate the acquired business as planned, failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the acquisition, and increased expenses incurred due to activities related to the transaction; risks related to the recently-concluded Connecticut acquisition, including our ability to successfully integrate the Connecticut operations, diversion of management’s attention, effects of increased expenses or unanticipated liabilities, and our ability to realize anticipated cost savings; our ability to meet our debt and debt service obligations;
competition from cable, wireless and other wireline carriers and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets;
our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments;
our ability to successfully renegotiate union contracts; changes in pension plan assumptions and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2015 and beyond; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the ability, or increase the cost, of financing to us; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; and the impact of potential information technology or data security breaches or other disruptions.  These and other uncertainties related to the Company’s business are described in greater detail in the Company’s filings with the U.S. Securities and Exchange
Commission, including the Company’s reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. The Company does not intend to update or revise these forward-looking statements.

Call Participants 3 Maggie Wilderotter Chairman & Chief Executive Officer Daniel McCarthy President & Chief Operating Officer John Jureller Executive Vice President & Chief Financial Officer

Acquiring High-Quality Assets with Strong Revenue
and Cash Flow

$10.54 billion cash acquisition of wireline voice,
broadband and video operations in California,
Florida and Texas
Significantly repositions business mix: 54% of
acquired network is FiOS ® enabled
Increases Frontier’s:
Pro Forma Revenue by $5.78 billion
Pro Forma Adjusted Day 1 EBITDA by $2.31 billion
2
1
Frontier LTM 9/30/14 plus pro forma for estimated full year Connecticut acquisition and this Verizon transaction
2
Includes the impact of certain Verizon costs not transferring and/or replacement with Frontier’s lower cost structure
14%
$5.87B
$2.57B
31%
$11.66B
$4.89B
The New Frontier
Pro Forma Revenue
1
Pro Forma EBITDA
2
Fiber / U-verse
®

Transaction Delivers Significant Shareholder Value
1

35% accretive to Leveraged Free Cash Flow per share in Year 1
$700 million per-year reduction in corporate expenses by end of Year 3
13 percentage point improvement in Dividend Payout Ratio in Year 1
3.8x Pro Forma Net Debt/EBITDA Ratio at closing
In-line with current ratings profile
1
Estimates include the impact of certain Verizon costs not transferring and/or replacement with Frontier’s lower cost structure

Transaction Overview
$10.54 billion cash at closing – 3.7x 2014E Pro Forma Day 1 EBITDA
1
Share purchase structured as an asset transaction for tax purposes;
estimated to be worth $1.9 billion
Acquired businesses to be flash cut at close to Frontier’s operating systems and processes
Pension obligations to be fully funded; OPEB assumed only for transferring employees
Frontier to issue equity and/or equity-linked securities, and debt
Purchase price backed by fully committed 18-month bridge financing
Hart-Scott-Rodino
FCC
State and local regulatory agencies
Estimated H1 2016
Acquisition
Structure
Approvals
Price
Closing
1
Includes the impact of certain Verizon costs not transferring and/or replacement with Frontier’s lower cost structure
Financing
Structure

California, Florida and Texas are the three remaining Verizon GTE platform states;
Frontier converted 13 GTE platform states as part of the 2010 Verizon acquisition
Frontier currently operates FiOS in Washington, Oregon, Indiana and South
Carolina and is system ready for expanded FiOS operations
Estimated OpEx and CapEx integration cost of approximately $450 million in
2015/2016
Proven Integration Experience
Proven track record of successfully
integrating acquired properties:
2008 Commonwealth Telephone acquisition – PA
2010 Verizon acquisition – 14 states
2014 AT&T acquisition – Connecticut

(in thousands, except employees)
Current
Frontier
Verizon
Acquisition
CA, FL, TX
New
Frontier
Addressable Households 8,536 6,059 14,586
Voice Connections 3,876 3,708 7,584
Broadband Connections 2,368 2,192 4,560
Video Connections 611 1,181 1,792
Est. FTTH / FiOS / U-verse availability
(% of homes passed)
14% 54% 31%
Employees (approx.) 17,400 11,000 28,400
Frontier’s Expanded Footprint
Expanding Scale and Maintaining Core Focus

Roadmap to Completion

Integration/conversion activities
DOJ, FCC and State Approvals
completed
Q4 2015 – Q1 2016
Announce Transaction
February 5, 2015
Through Closing
Public Market Equity and Debt Financing Q3-Q4 2015
Closing
H1 2016
Deliverables
Deliverables
Expected Timing
Expected Timing

High-quality assets will generate substantial revenue and
cash flow; strong accretion in year one
Transaction will sustain current dividend, lower payout
ratio and meaningfully enhance shareholder value
Transaction will double Frontier’s size
Transaction leverages Frontier’s low cost operating model
Frontier’s seasoned integration team will convert
California,  Florida and Texas properties onto Frontier
systems at close
Transaction Accelerates Frontier’s Value Creation
Strategy

Frontier Communications Corporation (NASDAQ:FTR) Investor Relations Frontier Communications Corp. 3 High Ridge Park Stamford, CT 06905 203-614-4606 IR@FTR.com 11